UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 23, 2008
Nebraska Book Company, Inc.
(Exact name of registrant as specified in its charter)

Kansas	333-48221	47-0549819
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
4700 South 19th Street
Lincoln, NE 68501-0529
(Address of principal executive offices)
(402) 421-7300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SECTION 2 — FINANCIAL INFORMATION
ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          The following information, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
          On June 23, 2008, NBC Acquisition Corp., Nebraska Book Company, Inc.’s parent company, issued a press release regarding its financial results for its fiscal year ended March 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.
          (d) Exhibits
99.1	Press Release, dated as of June 23, 2008, of NBC Acquisition Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEBRASKA BOOK COMPANY, INC.

Date: June 23, 2008	/s/ Alan G. Siemek

Alan G. Siemek Chief Financial Officer, Senior Vice President of Finance and Administration, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated as of June 23, 2008, of NBC Acquisition Corp.